AMENDMENT
                             DATED FEBRUARY 16, 2007
                           TO THE AMENDED AND RESTATED
                                SERVICE AGREEMENT
                                     BETWEEN
                               RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED NOVEMBER 15, 2004,
                                   AS AMENDED

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                                    AMENDMENT
                             DATED FEBRUARY 16, 2007
                                     TO THE
                              AMENDED AND RESTATED
                                SERVICE AGREEMENT
                      DATED NOVEMBER 15, 2004, AS AMENDED,
                                     BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Series Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated November 15, 2004, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

Section 4 of the Agreement is amended, effective May 24, 2006, to read as follows:

As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

      GOVERNMENT LONG BOND ADVANTAGE FUND (FORMERLY U.S. GOVERNMENT BOND FUND)

               0.20% of Assets

         U.S. GOVERNMENT MONEY MARKET FUND

               0.20% of Assets

         NOVA FUND

               0.25% of Assets

         INVERSE S&P 500 FUND (FORMERLY URSA FUND)

               0.25% of Assets

         OTC FUND

               0.25% of Assets

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      INVERSE OTC FUND (FORMERLY ARKTOS FUND)

            0.25% of Assets

      INVERSE GOVERNMENT LONG BOND FUND (FORMERLY JUNO FUND)

            0.25% of Assets

      NOVA MASTER FUND

            0.0% of Assets

      INVERSE S&P 500 MASTER FUND (FORMERLY URSA MASTER FUND)

            0.0% of Assets

      OTC MASTER FUND

            0.0% of Assets

      INVERSE OTC MASTER FUND (FORMERLY ARKTOS MASTER FUND)

            0.0% of Assets

      INVERSE GOVERNMENT LONG BOND MASTER FUND (FORMERLY JUNO MASTER FUND)

            0.0% of Assets

      MID-CAP ADVANTAGE MASTER FUND (FORMERLY MEDIUS MASTER FUND)

            0.0% of Assets

      UTILITIES MASTER FUND

            0.0% of Assets

      INVERSE MID-CAP MASTER FUND

            0.0% of Assets

      INVERSE RUSSELL 2000 MASTER FUND (FORMERLY INVERSE SMALL-CAP MASTER FUND)

            0.0% of Assets

      EUROPE ADVANTAGE FUND (FORMERLY LARGE-CAP EUROPE FUND)

            0.25% of Assets

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      JAPAN ADVANTAGE FUND (FORMERLY LARGE-CAP JAPAN FUND)

            0.25% of Assets

      RUSSELL 2000 ADVANTAGE FUND (FORMERLY MEKROS FUND)

            0.25% of Assets

      MID-CAP ADVANTAGE FUND (FORMERLY MEDIUS FUND)

            0.25% of Assets

      LARGE-CAP VALUE FUND

            0.25% of Assets

      LARGE-CAP GROWTH FUND

            0.25% of Assets

      MID-CAP VALUE FUND

            0.25% of Assets

      MID-CAP GROWTH FUND

            0.25% of Assets

      INVERSE MID-CAP FUND

            0.25% of Assets

      SMALL-CAP VALUE FUND

            0.25% of Assets

      SMALL-CAP GROWTH FUND

            0.25% of Assets

      INVERSE RUSSELL 2000 FUND (FORMERLY INVERSE SMALL-CAP FUND)

            0.25% of Assets

      ALL-CAP VALUE FUND

            0.25% of Assets

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      DYNAMIC STRENGTHENING DOLLAR FUND (FORMERLY STRENGTHENING DOLLAR FUND)

            0.25% of Assets

      DYNAMIC WEAKENING DOLLAR FUND (FORMERLY WEAKENING DOLLAR FUND)

            0.25% of Assets

      BANKING FUND

            0.25% of Assets

      BASIC MATERIALS FUND

            0.25% of Assets

      BIOTECHNOLOGY FUND

            0.25% of Assets

      CONSUMER PRODUCTS FUND

            0.25% of Assets

      ELECTRONICS FUND

            0.25% of Assets

      ENERGY FUND

            0.25% of Assets

      ENERGY SERVICES FUND

            0.25% of Assets

      FINANCIAL SERVICES FUND

            0.25% of Assets

      HEALTH CARE FUND

            0.25% of Assets

      INTERNET FUND

            0.25% of Assets

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      LEISURE FUND

            0.25% of Assets

      PRECIOUS METALS FUND

            0.25% of Assets

      REAL ESTATE FUND

            0.25% of Assets

      RETAILING FUND

            0.25% of Assets

      TECHNOLOGY FUND

            0.25% of Assets

      TELECOMMUNICATIONS FUND

            0.25% of Assets

      TRANSPORTATION FUND

            0.25% of Assets

      UTILITIES FUND

            0.25% of Assets

      COMMODITIES FUND

            0.25% of Assets

      SECTOR ROTATION FUND

            0.25% of Assets

      MULTI-CAP CORE EQUITY FUND (FORMERLY CORE EQUITY FUND)

            0.25% of Assets

      ABSOLUTE RETURN STRATEGIES FUND

            0.25% of Assets

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      MARKET NEUTRAL FUND

            0.25% of Assets

      HEDGED EQUITY FUND

            0.25% of Assets

      S&P 500 FUND

            0.25% of Assets

      RUSSELL 2000 FUND

            0.25% of Assets

      EPT MODERATE FUND

            0.25% of Assets

      EPT CONSERVATIVE FUND

            0.25% of Assets

      EPT AGGRESSIVE FUND

            0.25% of Assets

      MANAGED FUTURES STRATEGY FUND

            0.25% of Assets

      HIGH YIELD STRATEGY FUND

            0.25% OF ASSETS

      INVERSE HIGH YIELD STRATEGY FUND

            0.25% OF ASSETS

      ADDITIONS ARE NOTED IN BOLD.

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In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 16th day of February, 2007.

                                                    RYDEX SERIES FUNDS

                                                    By:  /s/ Carl G. Verboncoeur
                                                         -----------------------
                                                    Name:    Carl G. Verboncoeur
                                                    Title:   President

                                                    RYDEX FUND SERVICES, INC.

                                                    By:  /s/ Carl G. Verboncoeur
                                                         -----------------------
                                                    Name:    Carl G. Verboncoeur
                                                    Title:   President